UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 6, 2025

CREATIVE REALITIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 102, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CREX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported, on October 15, 2025, Creative Realities, Inc. (“Creative Realities” or the “Company”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with its wholly owned subsidiary, 1001372953 Ontario Inc., an Ontario corporation (“Buyer”), and Cineplex Entertainment Limited Partnership, a Manitoba limited partnership (“Cineplex”), to acquire DDC Group International, Inc., an Ontario corporation and wholly owned subsidiary of Cineplex (“DDC”). DDC is the parent company of its wholly owned subsidiary, Cineplex Digital Media Inc., an Ontario corporation (“CDM”), and CDM’s wholly owned subsidiary, Cineplex Digital Media U.S. Inc., a Delaware corporation (“CDMUS”). In this report, DDC, CDM and CDMUS are collectively referred to as the “CDM Business,” and such acquisition is referred to as the “CDM Acquisition.” On November 7, 2025, the parties consummated the transactions contemplated by the Share Purchase Agreement. Upon the terms and conditions of the Share Purchase Agreement, at the closing of the CDM Acquisition, the Company (indirectly through 1001372953 Ontario Inc.) acquired ownership of all of the issued and outstanding capital shares of DDC for a total purchase price of approximately CAD$70,000,000, subject to customary purchase price adjustments. We described the CDM Acquisition in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2025 (the “Initial 8-K”). The information set forth in the Initial 8-K is incorporated herein by reference.

In Item 9.01 of the Initial 8-K, we indicated that we intended to file the historical and pro forma financial information relating to the CDM Acquisition required by Item 9.01(a) by amendment to the Initial 8-K no later than 71 calendar days following the due date of the Initial 8-K. This Amendment No. 1 to Current Report on Form 8-K/A amends the Initial 8-K to include such financial information, and includes additional historical and pro forma financial information relating to the CDM Acquisition as of September 30, 2025 and for the nine months then ended.

Item 8.01. Other Events.

The unaudited condensed consolidated interim financial information of DDC as of September 30, 2025 and December 31, 2024 and for the nine months ended September 30, 2025 and 2024 and accompanying notes are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited pro forma financial information of the Company as of September 30, 2025 and for the nine months then ended, giving effect to the CDM Acquisition, and accompanying notes are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of DDC, as of December 31, 2023 and December 31, 2024 and for the years then ended, and accompanying notes are attached hereto as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited condensed consolidated interim financial information of DDC as of June 30, 2025 and December 31, 2024 and for the six months ended June 30, 2025 and 2024 and accompanying notes are attached hereto as Exhibit 99.4 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial information of the Company as of December 31, 2024 and for the year then ended, and the unaudited pro forma financial information of the Company as of June 30, 2025 and for the six months then ended, giving effect to the CDM Acquisition, and accompanying notes are filed as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated by reference herein.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1
Unaudited condensed consolidated interim financial information of DDC Group International Inc. d/b/a Cineplex Digital Media as of September 30, 2025 and December 31, 2024 and for the nine months ended September 30, 2025 and 2024

99.2
Unaudited pro forma financial statements of the Company and DDC Group International Inc. d/b/a Cineplex Digital Media as of December 31, 2024 and for the year then ended, and the unaudited pro forma financial information of the Company and DDC Group International Inc. d/b/a Cineplex Digital Media as of September 30, 2025 and for the nine months then ended

99.3	Audited consolidated financial statements of DDC Group International Inc. d/b/a Cineplex Digital Media as of and for the years ended December 31, 2024 and 2023
99.4
Unaudited condensed consolidated interim financial information of DDC Group International Inc. d/b/a Cineplex Digital Media as of June 30, 2025 and December 31, 2024 and for the six months ended June 30, 2025 and 2024

99.5
Unaudited pro forma financial statements of Creative Realities, Inc. and DDC Group International Inc. d/b/a Cineplex Digital Media as of December 31, 2024 and for the year then ended, and the unaudited pro forma financial information of Creative Realities, Inc. and DDC Group International Inc. d/b/a Cineplex Digital Media as of June 30, 2025 and for the six months then ended

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2025

Creative Realities, Inc

By:	/s/ Richard Mills
Richard Mills
Chief Executive Officer and interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1
Unaudited condensed consolidated interim financial information of DDC Group International Inc. d/b/a Cineplex Digital Media as of September 30, 2025 and December 31, 2024 and for the nine months ended September 30, 2025 and 2024

99.2
Unaudited pro forma financial statements of the Company and DDC Group International Inc. d/b/a Cineplex Digital Media as of December 31, 2024 and for the year then ended, and the unaudited pro forma financial information of the Company and DDC Group International Inc. d/b/a Cineplex Digital Media as of September 30, 2025 and for the nine months then ended

99.3	Audited consolidated financial statements of DDC Group International Inc. d/b/a Cineplex Digital Media as of and for the years ended December 31, 2024 and 2023
99.4
Unaudited condensed consolidated interim financial information of DDC Group International Inc. d/b/a Cineplex Digital Media as of June 30, 2025 and December 31, 2024 and for the six months ended June 30, 2025 and 2024

99.5
Unaudited pro forma financial statements of Creative Realities, Inc. and DDC Group International Inc. d/b/a Cineplex Digital Media as of December 31, 2024 and for the year then ended, and the unaudited pro forma financial information of Creative Realities, Inc. and DDC Group International Inc. d/b/a Cineplex Digital Media as of June 30, 2025 and for the six months then ended

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